P R O S P E C T U S

NEW SOURCE ENERGY PARTNERS L.P.

FAIR MARKET VALUE PURCHASE PLAN
_______________________
432,038 COMMON UNITS
_______________________
This Prospectus relates to common units (“Common Units”) of New Source Energy Partners L.P., a Delaware limited partnership (the “Partnership”), that may be acquired by employees, directors and other service providers, pursuant to the New Source Energy Partners L.P. Fair Market Value Purchase Plan (the “Plan”). This document and the other documents referenced herein or incorporated by reference herein are collectively referred to herein as this “Prospectus.” The document may be supplemented from time to time. Any supplement will also constitute a part of this Prospectus. This Prospectus will generally not be redistributed with any supplement; accordingly, this document should be retained together with each supplement that may be distributed. For all purposes of the Plan, this Prospectus constitutes the Plan document.
_______________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

THIS PROSPECTUS MAY NOT BE USED BY ANY PERSON IN CONNECTION WITH ANY
RESALES OF THE COMMON UNITS ACQUIRED UNDER THE PLAN.
_______________________
THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES
THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.
_______________________

The date of this Prospectus is June 26, 2014.

TABLE OF CONTENTS
Page
DESCRIPTION OF THE FAIR MARKET VALUE PURCHASE PLAN1
General1
Administration of the Plan1
Persons Who May Participate in the Plan1
Securities to be Offered1
Purchase of Common Units1
Other Provisions2
APPLICATION OF SECTION 16(b) OF THE EXCHANGE ACT2
OTHER RESTRICTIONS ON RESALE2
FEDERAL TAX CONSEQUENCES3
AVAILABLE INFORMATION3
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE3

_______________________

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized. This Prospectus does not constitute an offer to sell (or the solicitation of an offer to buy) in any jurisdiction in which or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus nor any sale made hereunder will under any circumstances imply that information contained in this Prospectus is correct at any time subsequent to the date of this Prospectus.

i

DESCRIPTION OF THE FAIR MARKET VALUE PURCHASE PLAN
General
The board of directors (the “Board”) of New Source Energy GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), has adopted the New Source Energy Partners L.P. Fair Market Value Purchase Plan (the “Plan”) effective as of June 26, 2014 (the “Effective Date”).
The purpose of the Plan is to promote the interests of the Partnership by providing employees, directors and other service providers of the Partnership and the General Partner with the opportunity to conveniently purchase Common Units. In particular, individuals who have been granted phantom units by the Partnership or the General Partner that provide for settlement in either cash or, at the election of the individual, Common Units may acquire Common Units under the Plan in settlement of such phantom units. The Plan also allows eligible employees, directors, and other service providers to purchase Common Units from the Partnership.
The Plan is not intended to qualify under the provisions of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The Plan is also not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.
Administration of the Plan
Unless otherwise limited by the Plan or Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board, as Plan administrator (“Plan Administrator”), has broad discretion to administer the Plan, interpret its provisions, and adopt policies for implementing the Plan. This discretion includes the power to determine the class of individuals eligible to participate in the Plan (“Eligible Persons”), determine the terms under which Eligible Persons may acquire Common Units under the Plan, prescribe and interpret the terms and provisions of any individual agreement between the Partnership and Eligible Persons that govern the acquisition of Common Units (the terms of which may vary), and to execute all other responsibilities permitted or required under the Plan.
Persons Who May Participate in the Plan
An Eligible Person shall be either: (a) a holder of phantom units granted pursuant to a written agreement with the General Partner that provides for settlement of such phantom units in either cash or, at the election of such holder, Common Units under the Plan; or (b) an employee, director or consultant of the Employer or the Partnership or an affiliate thereof designated by the Plan Administrator as an Eligible Person.
An Eligible Person will be eligible to acquire Common Units solely pursuant to the Plan terms, and will be subject to any limitations imposed by an appropriate action of the Plan Administrator.
Securities to be Offered
The maximum number of Common Units that may be issued pursuant to the Plan will not exceed 432,038. Common Units delivered pursuant to the Plan shall consist, in whole or in part, of (i) Common Units acquired in the open market, (ii) Common Units acquired from the Partnership (including newly issued Common Units), any affiliate of the Partnership or any other person or (iii) any combination of the foregoing, as determined by the Plan Administrator in its discretion.
Purchase of Common Units
Settlement of Phantom Units. An Eligible Person who holds phantom units that are permitted to be settled in either cash or, at the election of such holder, Common Units under the Plan may elect for such phantom units to be settled in Common Units under the Plan by notifying the Partnership of such election on or prior to the date of vesting of the phantom units in accordance with the procedures established by the Partnership from time to time.
Other Cash Purchases. The Plan Administrator may also allow an Eligible Person to purchase Common Units upon the delivery of notice to the Partnership in accordance with the procedures established by the Partnership from time to time. Any such purchase will be made at the fair market value of the Common Units on the date specified in such notice (which may be no earlier than the date such notice is received by the Partnership), provided the notice was timely received by the Partnership. In the event the notice is not timely received, the purchase will occur on the first business day following the Partnership’s receipt of the notice.
Other Provisions
Fair Market Value. For purposes of the Plan, the fair market value of the Common Units as of any given date is the closing sales price of a Common Unit on such date during normal trading hours (or, if there are no reported sales on such date, on the last date prior to such date on which there were reported sales) on the New York Stock Exchange. In the event that Common Units are not listed or admitted to trading on any exchange, over-the-counter market or any similar organization as of the determination date, the fair market value shall be determined by the Plan Administrator in good faith using fair application of a reasonable valuation methodology that takes into account all available information material to the value of the Partnership.
Amendment and Termination. Except as required by applicable law or the rules of the principal securities exchange on which the Common Units are traded, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan or in any manner, including increasing the number of Common Units available for issuance under the Plan, without the consent of any partner, Eligible Person, or other Person.

APPLICATION OF SECTION 16(b) OF THE EXCHANGE ACT
Section 16(b) of the Exchange Act imposes liability on officers and directors of the Partnership and beneficial owners of 10% or more of a class of equity securities of the Partnership with respect to any profit realized on a non-exempt purchase and sale, or non-exempt sale and purchase, of any equity security (including derivative securities such as Options and SARs) of the Partnership within a period of less than six months. The liability is owed to the Partnership and may be enforced by the Partnership and any unitholder of the Partnership suing derivatively for the Partnership’s benefit. The Plan is intended to comply with Rule 16b-3 under the Exchange Act, which, together with Rule 16b-6, exempts certain transactions under the Plan from the short-swing liability provisions of Section 16(b) of the Exchange Act. You should consult with the General Partner and your legal counsel before determining for yourself whether a transaction you are considering is exempt from short-swing liability or whether the Plan has in fact been administered in compliance with Rule 16b-3.

OTHER RESTRICTIONS ON RESALE
Subject to the limitations of Section 16(b) of the Exchange Act, Common Units acquired by an executive officer or director of the Partnership pursuant to the Plan may be sold by such officer or director only in accordance with the provisions of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an effective registration statement under the Securities Act, or in transactions that are exempt from registration under the Securities Act. Under Rule 144, an executive officer or director may sell Common Units if the sale meets certain conditions. In general, under Rule 144, an executive officer or director may sell within any three-month period a number of units that does not exceed the greater of 1% of the total number of outstanding Common Units or the average weekly trading volume of the Common Units reported during the four calendar weeks immediately preceding the sale. In addition to other conditions, the Common Units must also be sold in unsolicited “brokers’ transactions” within the meaning of Rule 144 and Section 4(4) of the Securities Act, directly with a “market maker” within the meaning of Rule 144 and Section 3(a)(38) of the Exchange Act, or in “riskless principal transactions” within the meaning of Rule 144, and, in certain circumstances, the seller must file a notice of sale with the Securities and Exchange Commission (the “SEC”). You should consult with the General Partner and your legal counsel before determining for yourself whether a transaction you are considering complies with the conditions specified in Rule 144 or otherwise satisfies an exemption under the Securities Act.

FEDERAL TAX CONSEQUENCES
Because the Plan merely provides a convenient opportunity for Eligible Persons to acquire Common Units at fair market value, the initial acquisition of Common Units should not create a taxable event for the Eligible Person. The Eligible Person will be subject to either short-term or long-term capital gain or loss upon the later sale or disposition of the Common Units, depending upon how long the Eligible Person held the Common Units.
The foregoing summary is for general information purposes only and is intended to summarize briefly the United States federal tax consequences to Eligible Persons that are U.S. taxpayers arising from participation in the Plan. This description is based upon the applicable provisions of the Code as currently in effect and the Treasury regulations and proposed Treasury regulations and Internal Revenue Service guidance thereunder, which are subject to change (possibly retroactively). The tax treatment of an Eligible Person in the Plan may vary depending on his or her particular situation and may, therefore, be subject to special rules not discussed above. No attempt has been made to discuss any potential foreign, state, or local tax consequences. You should consult with your tax advisor concerning the specific tax consequences of participating in the Plan.

AVAILABLE INFORMATION
The Partnership is subject to the information requirements of the Exchange Act and in accordance therewith files reports, proxy statements, and other information with the SEC, which can be inspected and copied at prescribed rates at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. These reports, proxy statements and other information may also be obtained without charge from the web site that the SEC maintains at http://www.sec.gov.
This Prospectus constitutes a part of a Registration Statement on Form S-8 (together with all amendments thereto, the “Registration Statement”) that the Partnership has filed with the SEC under the Securities Act. This Prospectus does not contain all the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the SEC. For further information with respect to the Partnership and the Common Units, reference is made to the Registration Statement and to the exhibits thereto. Statements contained herein concerning the provisions of certain documents are not necessarily complete, and in each instance, reference is made to the copy of the document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement herein is qualified in its entirety by that reference.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
Except to the extent that information is deemed furnished and not filed pursuant to securities laws and regulations, the following documents have been filed by the Partnership with the SEC and are incorporated by reference into this Prospectus, and will be deemed to be a part hereof:

(a)	The Partnership’s latest Annual Report on Form 10-K filed with the SEC on April 4, 2014;

(b)	The Partnership’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2014;

(c)
The Partnership’s Current Reports on Form 8-K filed with the SEC on May 14, 2014 and April 29, 2014 (excluding any information furnished pursuant to Item 2.02 or Item 7.01 on any Current Report on Form 8-K or 8-K/A);

(d)	All other reports filed by the Partnership with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the 2013 fiscal year; and

(e)
The description of the Partnership’s common units contained in the Partnership’s Registration Statement on Form 8-A filed with the SEC on February 6, 2013, including any amendment or report filed for the purpose of updating, changing or otherwise modifying such description.

Except to the extent that information is deemed furnished and not filed pursuant to securities laws and regulations, all documents filed by the Partnership pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Prospectus and prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or that deregisters all securities then remaining unsold shall also be deemed to be incorporated by reference into this Prospectus and to be a part hereof from the dates such documents are filed. Any statement contained herein or any document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein or in any Prospectus Supplement modifies or supersedes such statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.
The General Partner will provide without charge to each person to whom a copy of this Prospectus has been delivered, on the written or oral request of any person, a copy of any or all of the documents referred to above that have been or may be incorporated by reference into this Prospectus, other than exhibits to the documents (unless the exhibits are specifically incorporated by reference into the documents). Written requests for copies of such documents should be directed to New Source Energy Partners L.P., 914 North Broadway, Suite 230, Oklahoma City, Oklahoma 73102.

2